SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2009


                              ENGLOBAL CORPORATION
                              --------------------
             (Exact name of registrant as specified in its chapter)

           Nevada                  001-14217                 88-0322261
           ------                  ---------                 ----------
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)           Identification No.)

654 N. Sam Houston Parkway E., Suite 400, Houston, Texas     77060-5914
--------------------------------------------------------     ----------
      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code 281-878-1000


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

Exhibit 99.1 is a copy of the Registrant's 2009 Letter to Stockholders from the Chairman of the Board of Directors dated April 30, 2009 (the "Stockholders' Letter"). The Stockholders' Letter is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under
Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.

Item 9.01.     Financial Statements and Exhibits.

     (c) Exhibits.

Number              Exhibit
------              -------
99.1                Stockholders' Letter, dated April 30, 2009



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENGlobal Corporation


Date: May 6, 2009                           /s/ Natalie S. Hairston
      -------------------                   -----------------------
                                            Natalie S. Hairston
                                            Vice President - Investor Relations,
                                            Chief Governance Officer and
                                            Corporate Secretary